Public Service Enterprise Group PSEG Earnings Conference Call 1st Quarter 2011 May 5, 2011 EXHIBIT 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”,
“should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.
Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission going forward, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• increase in competition in energy markets in which we compete,
• challenges associated with retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-
looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust (NDT) and Mark-to-Market (MTM)
accounting, the impact of the sale of certain non-core domestic and international assets and material impairments and lease-transaction-
related charges. PSEG presents Operating Earnings because
management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Income from Continuing
Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2011 Q1 Review Ralph Izzo Chairman, President and Chief Executive Officer

Q1 2011 Earnings Summary
$ millions (except EPS)
2011 2010
Operating Earnings
$  431 $  439
Reconciling Items, Net of Tax
31 59
Income from Continuing Operations
462 498
Discontinued Operations, Net of Tax
64 (7)
Net Income
526 491
EPS from Operating Earnings*
$  0.85 $  0.87
Quarter ended March 31
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q1 2011
Results of $0.85 vs. $0.87 in Q1 2010
Maintaining our 2011 earnings guidance of $2.50-$2.75 per share
Regulatory/Market Environment
EPA proposals on HAPs-MACT, 316b regulations
PSEG Nuclear’s on-going community outreach efforts support local, state and federal understanding of reactor design and emergency procedures in place at Salem and Hope Creek
FERC decision on MOPR supports competitive wholesale markets
PSE&G awaiting FERC approval of incentive rate treatment on
$1.3 billion of transmission investment
NJBPU decisions expected on $400 million of incremental PSE&G capital infrastructure and energy efficiency spending
Focused on building a financially strong, environmentally friendly energy business

2009 Operating Earnings* 2010 Operating Earnings* 2011 Guidance
$2.50 - $2.75E
PSEG – Maintaining 2011 Guidance
$3.09
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$3.12

PSEG 2011 Q1 Operating Company Review Caroline Dorsa Executive Vice President and Chief Financial Officer

Q1 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power
$  267 $  312 $  0.53 $  0.62
PSE&G
163 117 0.32 0.23
PSEG Energy Holdings
(3) 7 (0.01) 0.01
Enterprise
4 3 0.01 0.01
Operating Earnings*
$  431 $  439 $  0.85 $  0.87
Quarter ended March 31
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.85
(0.02)
0.09
(0.09)
$0.87
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q1 2011 versus Q1 2010
Q1 2011
operating
earnings*
Q1 2010
operating
earnings*
Lower pricing &
Migration (0.01)
WPT (0.03)
O&M (0.03)
Interest &
Depreciation (0.03)
Taxes 0.01
PSEG Power
O&M 0.04
Electric & Gas
margin 0.04
Transmission
margin 0.01
Weather 0.01
D&A (0.01)
PSE&G
PSEG Energy
Holdings
Lower lease
sales and
Interest (0.01)
ES&P Write-
off (0.01)
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power 2011 Q1 Review

PSEG Power – Q1 2011 EPS Summary
$ millions (except EPS)
Q1 2011 Q1 2010 Variance
Operating Revenues
$  1,967 $  2,196 $  (229)
Operating Earnings
267 312 (45)
NDT Funds/Mark to Market
Related Activity, Net of Tax
31 59 (28)
Income from Continuing Operations
298 371 (73)
Discontinued Operations, Net of Tax
64 (7) 71
Net Income
362 364 (2)
EPS from Operating Earnings*
$  0.53 $  0.62 $  (0.09)
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.53
0.01
(0.03)
(0.03)
(0.03)
(0.01)
$0.62
0.00
0.25
0.50
0.75
Lower
Pricing and
Migration
PSEG Power EPS Reconciliation – Q1 2011 versus Q1 2010
Q1 2011
operating
earnings*
Q1 2010
operating
earnings*
WPT
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
O&M
Absence of
higher
effective tax
rate related to
2010
Healthcare
legislation
Higher
Depreciation
and Interest

PSEG Power – Generation Measures
7,781
7,928
2,921
2,312
3,530
3,790
0
8,500
17,000
2010 2011
Quarter ended March 31
Total Nuclear
Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.
PSEG Power – Generation (GWh)
14,030
14,232
PSEG Power – Capacity Factors (%)
2010 2011
Nuclear 97.3% 99.0%
Coal
NJ 44% 29%
PA 86% 83%
CT 42% 24%
Combined Cycle
PJM and NY 49% 53%
Quarter ended March 31

PSEG Power – Fuel Costs
Quarter ended March 31
($ millions) 2010 2011
Coal 114 88
Oil & Gas* 199 191
Total Fossil 313 279
Nuclear 41 46
Total Fuel Costs 354 325
Total Generation
(GWh)
14,232 14,030
$ / MWh 24.87 23.16
PSEG Power – Fuel Costs
*Excludes Texas.

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2011
$55 $55
Quarter ended March 31
Power’s gross margin benefited from increased production from both combined cycle gas and nuclear units
Higher pricing in PJM offset $0.01 earnings impact from an increase in customer migration
Regional Performance
Region
Q1 Gross
Margin ($M)
Q1 2011 Performance
PJM $754
Q1 contribution to gross margin
increased slightly versus year ago;
decline in dark spreads and impact of
migration were offset by improved
pricing overall and increased nuclear
and combined-cycle production.
New
England
$16
Contribution to margin hurt by lower
volumes and prices.
New York $7
Increase in generation offset by weak
pricing.
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Generation mix saw increased nuclear and combined-cycle production.

PSEG Power – Hedging Update
Contracted Energy*
*As of April 21, 2011.
2011 2012 2013
May - Dec
Volume TWh 24 36 36
Base Load % Hedged 100% 60% - 70% 20% - 30%
Price $/MWh $68 $66 $69
Volume TWh 12 18 20
% Hedged 30% - 35%
Price $/MWh $68
Volume TWh 36 54 56
Total % Hedged 75% - 80% 40% - 50% 10% - 20%
Price $/MWh $68 $66 $69
Intermediate Coal, Combined Cycle,
Peaking
(Nuclear and Base Load Coal)

… with the 2014/2015 RPM auction results set for release on May 13.
PJM’s capacity construct has acknowledged the value
of Power’s fleet…
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14
$/MW-day
PJM Zones
2009 / 2010 2010 / 2011 2011 / 2012 2012 / 2013 2013/2014
Eastern MAAC $191.32 $174.29 $110.00 $139.73 $245.00
MAAC $191.32 $174.29 $110.00 $133.37 $226.15
PSEG $245.00
PSEG North Zone $185.00 $245.00
Rest of Pool $102.04 $174.29 $110.00 $16.46 $27.73
•Bid for 89 MW of new
capacity accepted for
2013/2014 auction;
in-service June 2012
•On schedule to
complete 178 MW of
previously cleared
peaking capacity
by June 2012
•Upcoming auction
anticipated to be
influenced by updated
demand forecast and
transfer capabilities

PSEG Power – Q1 Operating Highlights
Q1 output declined by 1%
Q1 nuclear capacity factor at 99%
Coal output declined by 21% with reduction in dark spreads
Combined-cycle units captured market opportunities
Operations
Regulatory and Market Environment
Financial
FERC decision on MOPR in support of competitive markets
PJM RPM auction results for 2014/2015 due May 13
Power’s $606 million of 7.75% Senior Notes was retired on April 15, 2011 using cash on hand
Power refinanced its $350 million credit facility, increasing it to $1 billion in a new, 5-year term; Power and PSEG’s credit facilities now total
$3.7 billion

PSE&G 2011 Q1 Review

PSE&G – Q1 2011 Earnings Summary
$ millions (except EPS)
Q1 2011 Q1 2010 Variance
Operating Revenues
$  2,306 $  2,444 $  (138)
Operating Expenses
Energy Costs
1,366 1,540 (174)
Operation & Maintenance
368 414 (46)
Depreciation & Amortization
179 177 2
Taxes Other than Income Taxes
43 42 1
Total Operating Expenses
1,956 2,173 (217)
Operating Earnings / Net Income
163 117 46
EPS from Operating Earnings*
$  0.32 $  0.23 $  0.09
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.23
0.04
0.04
0.01
0.01
$0.32
(0.01)
0.00
0.05
0.10
0.15
0.20
0.25
0.30
0.35
PSE&G EPS Reconciliation – Q1 2011 versus Q1 2010
Q1 2011
operating
earnings*
Q1 2010
operating
earnings*
Weather
O&M:
Pension
Lower storm
costs
Operational
savings
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Transmission
margin
Electric & Gas
Distribution
margin 0.04
Higher D&A

PSE&G – Monthly Heating Degree Days
2011 vs. 2010 vs. Normal
PSE&G – Monthly Heating Degree Days
673
797
1089
520
888
1017
704
832
977
0
250
500
750
1000
1250
2011 2010 Normal
January
February March
Weather experienced in Q1 2011 was colder than normal and colder than in Q1 2010.

PSE&G – Q1 Operating Highlights
BPU decision expected Summer 2011 on $400 million of energy efficiency and capital infrastructure programs
PSE&G has requested approval from FERC for incentive rate treatment on five
230 Kv projects totaling $1.3 billion
Three LCAPP contracts totaling 1,949 MW signed under protest
PSE&G refinanced its existing $600 million credit facility with a new 5-year term
PSE&G’s operating earnings provided an earned return on equity of 10.8%, which includes a Transmission ROE of 11.2%
Operations
Regulatory and Market Environment
Financial
Economy is showing early signs of recovery
O&M reductions reflect ongoing focus and lower pension expense
Focused on maintaining reliability

PSEG Energy Holdings 2011 Q1 Review

PSEG Energy Holdings – Q1 2011 Earnings Summary
$ millions (except EPS)
Q1 2011 Q1 2010 Variance
Operating Revenues
$  20 $  36 $  (16)
Income from Continuing Operations /
Net Income
(3) 7 (10)
EPS from Operating Earnings*
$  (0.01) $  0.01 $  (0.02)
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$(0.01)
(0.01)
(0.01)
$0.01
-0.02
-0.01
0.00
0.01
0.02
0.03
PSEG Energy Holdings EPS Reconciliation – Q1 2011 versus
Q1 2010
Q1 2011
operating
earnings*
Q1 2010
operating
earnings*
Lower gains on
lease sales and
Interest
* See page 31 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Investment
write-off (ES&P)

PSEG

PSEG 2011 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2011E 2010A
PSEG Power
$ 765 – $ 855 $ 1,091
PSE&G
$ 495 – $ 520 $ 430
PSEG Energy Holdings
$ 0 – $ 5 $ 49
Enterprise
$ 5 – $ 15 $ 14
Operating Earnings*
$ 1,265 – $ 1,395 $ 1,584
Earnings per Share
$ 2.50 – $ 2.75 $ 3.12
* See page 32 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Q1 2011 – Cash Update and Financing Activities
Cash position at March 31, 2011 was $900 million
Retired PSEG Power’s $606 million of 7.75% Senior Notes
which matured on April 15 using cash on hand
Refinanced $2.1 billion of credit facilities at PSEG, Power, and
PSE&G in new, 5-year facilities; PSEG credit facilities now
total $4.3 billion
Liquidity position at April 30, 2011 was $4.2 billion
Standard & Poor’s affirmed credit ratings for PSEG, Power
and PSE&G; Outlooks raised to Positive
Moody’s affirmed credit ratings for PSEG, Power and PSE&G;
PSE&G’s Outlook raised to Positive

PSEG Liquidity as of April 30, 2011
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($ Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $0 $600
5-Year Credit Facility (Power) Dec-12 $1,600
1
$186 $1,414
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Dec-12 $500
2
$14 $486
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $4,000
$153
PSE&G ST Investment $21
Total Liquidity Available
$4,174
Total Parent / Power Liquidity $3,553
1
Power Facility reduced by $75 million in 12/2011
2
PSEG Facility reduced by $23 million in 12/2011
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Items Excluded from Income from Continuing Operations to Reconcile to Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 27 $           10 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 4 49
Total Pro-forma adjustments 31 $           59 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.05 $        0.02 $
Gain (Loss) on MTM (PSEG Power) 0.01 0.10
Total Pro-forma adjustments 0.06 $        0.12 $
For the Three Months Ended
March 31,

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 27 $           10 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 4 49
Total Pro-forma adjustments 31 $           59 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.05 $        0.02 $
Gain (Loss) on MTM (PSEG Power) 0.01 0.10
Total Pro-forma adjustments 0.06 $        0.12 $
For the Three Months Ended
March 31,